BUSINESS ACQUISITIONS AND DISPOSALS	12 Months Ended
Dec. 31, 2018
BUSINESS ACQUISITIONS AND DISPOSALS
BUSINESS ACQUISITIONS AND DISPOSALS

5.      BUSINESS ACQUISITIONS AND DISPOSALS

1.      Acquisitions in 2018

Acquisition of Kulturnaya Sluzhba -- In January 2018, the Group acquired a 78.2% ownership interest in Kulturnaya Sluzhba LLC (“KS”), operating under the trademark Ponominalu.ru. The purchase price comprised a cash payment, deferred payment due within 12 months from the acquisition date, and a contingent consideration to be paid to the sellers if agreed upon financial targets are met by KS. As of December 31, 2018, the Group paid the full amount of a RUB 54 million contingent consideration to the seller.

Acquisition of Moskovskaia Direktciia Teatralno-Kontcertnyh i Sportivno-Zrelishchnyh Kass - In February 2018, the Group acquired a 100% ownership interest in Moskovskaia Direktciia Teatralno-Kontcertnyh i Sportivno-Zrelishchnyh Kass LLC (“MDTZK”), operating under the trademark Ticketland.ru. The purchase price comprised of both cash payment and deferred payment payable within 12 months from the acquisition date.

These acquisitions allow the Group to enter the event ticketing market, whilst also broadening the Group’s suite of digital services.

Acquisition of Progressivniye Technologii (ProgTech)  – In August 2018, the Group acquired a 99% ownership interest in science and production association Progressivniye Technologii CJSC, a provider of fixed-line services in the cities of Zhukovskiy and Anapa. The acquisition of ProgTech allows the Group to strengthen its position in these local markets and benefit from the expected synergies. The purchase price comprised of cash payment and deferred payment. The Group will make a deferred payment of RUB 11 million in 12 months after the acquisition date, and of RUB 21 million in 24 months after the acquisition date.

Acquisition of IT-Grad  – In December 2018, the Group acquired a 100% ownership interest in IT-Grad 1 Cloud LLC (IT-Grad), one of the largest cloud services providers on the Russian IaaS market. The acquisition allows the Group to strengthen its presence in the Russian cloud services market. The purchase price comprised of cash payment of RUB 1,515 million and a contingent consideration. The Group will pay the contingent consideration of RUB 691 million in 8 months after the acquisition date and of RUB 249 million in 18 months after the acquisition date following certain conditions, including the transfer of rights on tangible and intangible assets.The contingent consideration could also be reduced by the amount of any losses incurred by the Group in respect to any tax or other claims relating to the pre-acquisition period. In case the amount of losses incurred exceeds the amount of contingent consideration, the sellers have indemnified the Group for the amounts in excess. As of the acquisition date, the Group recognized the contingent consideration in the amount of RUB 907 million.

The business combinations were accounted for by applying the acquisition method.

The fair values of the identifiable assets and liabilities of acquired companies as at the dates of acquisitions were the following (including the preliminary purchase price allocation for IT-Grad):

	KS	MDTZK	ProgTech	IT-Grad
Goodwill	479	2,033	213	1,877
Customer base	37	727	123	643
Trademark	129	779	—	—
Other non-current assets	43	145	172	32
Current assets	117	202	15	44
Cash and cash equivalents	39	542	28	13
Current liabilities	(383)	(868)	(80)	(59)
Liability under put option agreement over non-controlling interests	(106)	—	—	—
Non-current liabilities	(34)	(370)	(76)	(128)
Total consideration	321	3,190	395	2,422
Including:
Fair value of contingent consideration	54	—	3	907
Cash paid	267	3,190	392	1,515

The excess of the total consideration over the value of net assets acquired of KS in the amount of RUB 479 million was recorded as goodwill arising from the acquisition of one of the leading players in the Russian event ticketing industry and expected synergies. This has been allocated to the “Ponominalu” operating segment.

The excess of the total consideration over the value of net assets acquired through MDTZK, in the amount of RUB 2,033 million was recorded as goodwill arising from the acquisition of one of the leading players in the Russian event ticketing industry and expected synergies. This has been allocated to the “Ticketland” operating segment.

The excess of the total consideration over the value of Progtech' net assets acquired, in the amount of RUB 213 million, was recorded as goodwill arising from expected synergies. This has been allocated to the “Moscow fixed line” operating segment.

The excess of the total consideration over the value of net assets acquired of IT-Grad in the amount of RUB 1,877 million was recorded as goodwill arising from expected synergies and market position obtained. This has been allocated to the “Russia Convergent” operating segment.

Goodwill recognized as a result of the acquisitions is not expected to be deductible for income tax purposes.

KS's trademark is amortized over 10 years, along with its customer base.

The trademark of MDTZK is amortized over 10 years, along with its customer base.

The customer base acquired upon acquisition of Progtech is amortized over 15 years.

The customer base acquired upon acquisition of IT-Grad is amortized over 7 years.

According to the terms of the purchase agreements, deferred payments payable by the Group could be reduced by the amount of any losses incurred by the Group in respect of any claims relating to the pre-acquisition period. In case the amount of the losses incurred exceeds the amount of deferred payment, the seller has indemnified the Group for the amounts in excess.

The Group recognized the following liabilities and indemnification assets in respect to deferred payments on aforementioned acquisitions on acquisition dates:

	KS	MDTZK	ProgTech
Expected timing of deferred payment	January, 2019	February, 2019	August, 2019 –
			August, 2020
Deferred payment per agreement	78	60	32
Provision for tax liabilities related to pre-acquisition period as of acquisition date	(134)	(125)	(29)
Liability on deferred payment	—	—	(3)
Indemnification asset	56	65	—

The Group recognized the following liabilities and indemnification assets in respect to deferred payments on aforementioned acquisitions as of December 31, 2018:

	KS	MDTZK	ProgTech
Deferred payment per agreement	78	60	32
Provision for tax liabilities related to the pre-acquisition period as of December 31, 2018	(49)	(67)	(29)
Liability on deferred payment	(29)	—	(3)
Indemnification asset	—	7	—

The Group also entered into an option agreement with the non-controlling shareholders of the KS. Pursuant to the agreement the Group has the right and obligation in the form of a call and put option, with the put option exercisable at the request of non-controlling shareholders, to acquire their shares at a price calculated based on the operating and financial results of KS.

Acquisition of Dekart  - In October 2018, the Group acquired Dekart property complex from Sistema for a total consideration of RUB 5,242 million. The property complex comprises office facilities leased by the Group, subsidiaries of Sistema and other counterparties, parking premises and engineering networks and operates under management agreement with Business-Nedvizhimost, a subsidiary of Sistema. The acquisition was accounted for as a transaction under common control directly in equity.  The acquisition enables the Group to optimize its rental expenses and enchance its investment property portfolio.

Acquisition of MTS Bank  – In July 2018, the Group increased ownership share in the Group associate MTS Bank from 26.6% to 55.4% and obtained control over the entity. Consideration paid to Sistema for additional share in MTS Bank amounted to RUB 8,273 million. The acquisition was accounted for as a transaction with entities under common control directly in equity.

Acquisition of Serebryaniy Bor  - In December 2018, the Group acquired Serebryaniy Bor property complex from Sistema for a total consideration of RUB 1,711 million. The property complex comprises land, nonresidential buildings leased by the Group and other counterparties, and engineering networks. The acquisition was accounted for as a transaction under common control directly in equity.

The following table summarizes the details of acquisitions of subsidiaries under common control finalized in 2018:

	Consideration			Assets
	paid net			acquired
	of cash	Cash		other than	Liabilities
Acquired company	acquired*	acquired		cash	assumed

Dekart	4,658	—		3,406	125
Serebryaniy Bor	1,711	—		383	—
MTS Bank	6,873	1,401	*	126,180	128,165

* Included in consolidated statement of cash flows within cash flows from financing activities as transactions with entities under common control

2.       Acquisitions in 2017

Acquisition of Bashkortostan Cellular Communication  - In July 2017, the Group acquired a 100% ownership interest in Bashkortostan Cellular Communication OJSC (“BCC”). BCC operates in the Republic of Bashkortostan and holds rights to use 450 MHz and 2,100 MHz radio frequencies. The acquisition enhances the Group’s spectrum of resources in the Republic of Bashkortostan. The purchase price comprised of cash payment and a contingent consideration, payable in 12 months from the acquisition date.

Acquisition of Oblachny Retail – In October 2017, the Group acquired a 50.82% of ownership interest in the Russian retail software developer Oblachny Retail LLC ("Oblachny Retail"), operating under trademark LiteBox, with a call and put option arrangement existing over another 49.18% of shares. The deal allows the Group to enter the cloud-based cash register market as a fully licensed fiscal data operator ("FDO") and a provider of integrated digital cash management solutions for B2B clients. The purchase price comprised of cash payment and a contingent consideration, payable within 12 months from the acquisition date. As a part of business combination, the Group also contributed RUB 420 million to the share capital of the acquiree to provide funds for future development.  The Group has elected to measure the non-controlling interests in the acquiree at fair value.

Acquisition of Praliss Enterprises – In December 2017, the Group purchased a 100% ownership interest in Praliss Enterprises ("Praliss"), thus acquiring one of the world’s leading eSport clubs – Gambit Esports. The acquisition is a part of the Group's digital innovation strategy. The purchase price comprised of cash payment, a contingent consideration, payable within 12 months from the acquisition date, and the earn-out amounts to be paid to the sellers in the course of two years from 2018 to 2019 on the basis that agreed upon operational targets are met by Praliss.

The fair values of the identifiable assets and liabilities of acquired companies as at the dates of acquisitions were the following:

	BCC	Oblachny Retail	Praliss
Goodwill	62	524	208
Licenses	260	—	—
Other non-current assets	21	181	132
Current assets	5	23	—
Cash and cash equivalents	13	420	—
Current liabilities	(15)	(123)	—
Liability under put option agreement over non-controlling interests	—	(402)	—
Non‑current liabilities	(54)	(33)	(27)
Total consideration	292	590	313
Including:
Fair value of contingent consideration and earn-out payments	72	10	93
Additional contribution	—	420
Cash paid	220	160	220

The excess of the total consideration over the value of net assets acquired of BCC in the amount of RUB 62 million was allocated to goodwill arising from expected synergies. This has been attributed to the “Russia Convergent” segment.

The excess of the total consideration over the value of net assets acquired of Oblachny Retail in the amount of RUB 524 million, was allocated to goodwill arising from the company employees and expected synergies. This has been assigned to the “Oblachny Retail” operating segment (Note 22).

The excess of the total consideration over the value of net assets acquired of Praliss in the amount of RUB 208 million was allocated to goodwill arising from expected synergies. This has been attributed to the “eSports” operating segment.

None of the goodwill recognized is expected to be deductible for income tax purposes.

Licenses acquired upon acquisition of BCC are amortized over a period of their remaining useful life of 15 years on average. Software acquired through Oblachny Retail is amortized over a period of their remaining useful life of 5 years on average.

The Group also entered into an option agreement with the shareholders of the Litebox, pursuant to which the Group has the right and obligation, at the request of non-controlling shareholders, to acquire their shares at a price calculated based on the operating results of Oblachny Retail for 2019-2020.

As of December 31, 2018 the consideration payable relating to acquisitions of BCC, Oblachny Retail and Praliss were fully settled by the Group, except for earn-out payments due on acquisition of Praliss in the amount of RUB 13 million.

3.       Acquisition and disposal in 2016

Acquisition of Smarts-Yoshkar-Ola – In September 2016, the Group acquired 100% of the shares of Smarts-Yoshkar-Ola CJSC (“Smarts-Yoshkar-Ola”), operating in the Republic of Mari El and holding rights to use 1800 MHz radio frequencies. The acquisition enhances the Group’s spectrum resources in the Republic of Mari El. The business combination was accounted for by applying the acquisition method.

The following table summarizes the purchase price allocation for SMARTS-Yoshkar-Ola at the date of acquisition:

Smarts-
Yoshkar-Ola
Cash and cash equivalents	5
Current assets	5
Licenses	323
Other non-current assets	14
Current liabilities	(30)
Non-current liabilities	(69)
Gain from bargain purchase (included in other operating income in the consolidated statement of profit or loss)	(235)
Total consideration	13
Including:
Contingent consideration	3
Cash paid	10

The total consideration was initially determined by a contract concluded between the Group and the seller (SMARTS Group) in 2014. To determine the fair value of assets acquired, the Group used comparative prices of the first radio frequencies auction that was held in Russia in 2015, which gave rise to the recognition of a gain from bargain purchase.

As of December 31, 2018 the consideration payable was fully settled by the Group.

The details on disposal of 50.01% share in LLC “Universal Mobile Systems" ("UMS") are disclosed in Note 10.

Pro forma results of operations – The following pro forma financial data for the years ended December 31, 2018, 2017 and 2016 give effect to the business combinations as they had been completed at the beginning of the year.

	2018 (MTS Bank,
	MDTZK,
	Kulturnaya
	Sluzhba,
	Progtech,
	Dekart, IT Grad,	2017 (BCC,	2016
	Serebryaniy	Oblachny Retail,	(SMARTS-
Pro forma:	Bor)	Praliss)	Yoshkar-Ola)
Net revenues	491,936	443,178	435,694
Net income	8,194	55,881	48,465

The pro forma information is based on various assumptions and estimates. The pro forma information is neither necessarily indicative of the operating results that would have occurred if the Group acquisitions had been consummated as of January 1, 2016, 2017, or 2018, nor is it necessarily indicative of future operating results. The pro forma information does not give effect to any potential revenue enhancements or cost synergies or other operating efficiencies that could result from the acquisitions. The actual results of operations of these companies are included into the consolidated financial statements of the Group only from the respective dates of acquisition.

Since their respective acquisition dates, companies acquired in 2016 contributed revenue in the amount of RUB 1 million and net loss in the amount of RUB 15 million to the consolidated statement of profit or loss for the year ended December 31, 2016. The companies acquired in 2017 contributed revenue in the amount of RUB 37 million and net loss in the amount of RUB 105 million to the consolidated statement of profit or loss for the year ended December 31, 2017. Companies acquired in 2018 contributed revenue in the amount of RUB 13,261 million and net income in the amount of RUB 615 million to the consolidated statement of profit or loss for the year ended December 31, 2018.